EARTHSTONE
Energy, Inc.

Investor Presentation
November 5, 2020



Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "guidance," "target," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: substantial declines in oil, natural gas liquids or natural gas prices; exposure to financial counterparty credit risk related to our derivative transactions; risks relating to any unforeseen liabilities; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to levels of indebtedness and periodic redeterminations of the borrowing base under the Company's credit facility; Earthstone's ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone's ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential acquisitions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone's ability to replace oil and natural gas reserves; any loss of senior management or key technical personnel; and the direct and indirect impact on most or all of the foregoing on the evolving COVID-19 pandemic. Earthstone's 2019 Annual Report on Form 10-K and subsequent, quarterly reports on Form 10-Q and current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect Earthstone's business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

This presentation contains Earthstone's 2020 production, capital expenditure and operating expense guidance. The actual levels of production, capital expenditures and operating expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, oil and natural gas prices, changes in market demand and unanticipated delays in production. These estimates are based on numerous assumptions. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. No assurance can be made that any new wells will produce in line with historical performance, or that existing wells will continue to produce in line with Earthstone's expectations. Earthstone's ability to fund its 2020 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated increases in costs associated with drilling, production and transportation. For additional discussion of the factors that may cause us not to achieve our production estimates, see Earthstone's filings with the SEC, including its 2019 Form 10-K, Form 10-Qs and Form 8-Ks. We do not undertake any obligation to release publicly the results of any future revisions we may make to this prospective data or to update this prospective data to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information.

Industry and Market Data

This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone's good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

Estimated Ultimate Recovery and Locations

Management's use of the term estimated ultimate recovery ("EUR") in this presentation describes estimates of potentially recoverable hydrocarbons that the SEC rules prohibit from being included in filings with the SEC. These are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized, particularly in areas or zones where there has been limited or no drilling history. We include EUR to demonstrate what we believe to be the potential for future drilling and production by Earthstone.

Actual quantities that may be ultimately recovered may differ substantially from estimates. Factors affecting ultimate recovery include the scope of the operators' ongoing drilling programs, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of potential resources may also change significantly as the development of the properties underlying Earthstone's mineral interests provides additional data. This presentation also contains Earthstone's internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. The actual number of locations that may be drilled may differ substantially from estimates.

Investment Highlights: Leading Small-Cap, Permian Focused Producer

Top Investment Criteria		Earthstone's Qualifications
Basin & Acreage Position	✓	High quality, Midland Basin acreage position
Low Leverage Supported by Free Cash Flow	✓	~0.8x leverage at 3Q20 supported by $33.8 million of 3Q20 free cash flow[(1)]; debt reduced by 23% in 3Q 2020
Strong Liquidity	✓	48% liquidity (cash + undrawn availability) on borrowing base after completing Fall 2020 redetermination
High Commodity Price Protection	✓	6,000 barrels per day of 4Q 2020 oil production hedged at fixed price of $60.65 per barrel WTI price (~$28mm MTM of hedge book as of 9/30/20)
High Margin, Low Cost Production	✓	Top quartile cash margins & leading cost structure with ~$13.50 per Boe of all-in cash costs[(2)] for 2019 and continuing downward trend all through 2020 with $9.18 per BOE in 3Q 2020
Commitment & Focus	✓	"Do the right thing" commitment to stakeholders, employees and environment

(1) Leverage reflects 3Q20 total debt / LTM Adjusted EBITDAX at 3Q20. Free cash flow is a non-GAAP financial measure; see "Non-GAAP Financial Measure - Free Cash Flow" for its reconciliation in the Appendix
(2) All-in cash costs measured includes lease operating expenses, ad valorem and production taxes, cash G&A expense and interest expense. Excludes impact of income taxes

Oil Price Volatility Requires Focused Business Strategy

- WTI trading in range of $40-70 per barrel vs. $80-110 per barrel since OPEC / Shale standoff commenced in 2H 2014, but with periods above and below trading range, including a historic price drop to negative territory in April 2020
  - Industry re-geared cost structure, production flexibilities and improved efficiencies to create sustainability / profitability
- Increased commodity cycle velocity: Bear market (-20% WTI price) has occurred every 7 months vs. every 17 months, **including 4x since November 2018**
- Business strategy must account for lower oil price and higher volatility

WTI Crude Oil Spot Price Since 2009



$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
Post Financial Crisis – OPEC/Shale Standoff
$110
$80
-25%
-34%
-29%
Bear market every 17 months
Bear market every 7 months
OPEC/Shale Standoff - Current
$70
$40
-61%
-37%
-47%
-23%
-22%
-43%
-21%
-23%
-160%
Feb-09
Feb-10
Feb-11
Feb-12
Feb-13
Feb-14
Feb-15
Feb-16
Feb-17
Feb-18
Feb-19
Feb-20

Source: Factset data as of 10/28/2020

Managing Through Oil Price Volatility



December 2015 Announces Acquisition of Lynden Energy Corp.; ESTE Enters the Midland Basin
June 2016 $45MM Common Equity Offering
May 2017 Acquired 20,900 Net Acres from Bold Energy, LLC in Midland Basin
October 2017 $40MM Common Equity Offering
December 2017 Divested Bakken Assets for $27MM
May 2020 Voluntarily curtailed ~60% of production
Total Daily Production (Boe/d)
20,000
16,000
12,000
8,000
4,000
0
WTI ($/Bbl)
$80
$60
$40
$20
$0
($20)
($40)
3,849
4,517
4,646
3,872
3,576
3,759
3,979
4,685
4,735
7,932
9,671
9,071
9,664
8,845
10,766
10,454
11,209
12,181
17,571
15,767
13,555
16,959
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
EBITDAX ($MM) [1]	$5	$9	$8	$4	$2	$5	$3	$7	$5	$15	$19	$22	$25	$21	$26	$24	$32	$34	$30	$50	$38	$40	$36
Capex ($MM) [2]	$19	$29	$18	$3	$2	$4	$9	$13	$4	$6	$20	$39	$33	$35	$52	$30	$48	$31	$78	$58	$42	$3	$1
Total Debt / LQA EBITDAX	0.5x	0.3x	0.4x	0.6x	1.4x	0.8x	1.3x	0.5x	0.7x	1.2x	1.0x	0.3x	0.3x	0.3x	0.3x	0.8x	0.9x	0.8x	1.0x	0.9x	1.0x	1.1x	0.9x
Liquidity ($MM) [3]	$128	$113	$110	$92	$74	$84	$89	$80	$80	$97	$91	$183	$166	$207	$203	$197	$155	$221	$210	$169	$128	$108	$115
Liquidity % [3]	160%	142%	137%	115%	93%	112%	118%	100%	100%	64%	61%	99%	90%	92%	90%	71%	56%	68%	65%	52%	47%	39%	48%

Source: ESTE management, FactSet, public filings.

(1) Adjusted 3Q'2018 EBITDAX of $26.4MM includes a one-time legal settlement expense of ~$4.8MM; Annualized 3Q'2018 adjusted EBITDAX calculated by multiplying the pre-legal settlement 3Q'2018 adjusted EBITDAX of $31.2MM by three and adding $26.4MM

(2) Reflects additions to oil and gas properties

(3) Liquidity defined as revolver availability + cash; Liquidity % defined as (revolver availability + cash) / borrowing base

EARTHSTONE Energy Inc.

Company Overview

- The Woodlands, Texas based E&P company focused on development and production of oil and natural gas with current operations in the Midland Basin (~29,100 core net acres) and the Eagle Ford (~14,500 core net acres)
- Strategy of growing through the drill bit, organic leasing, and attractive asset acquisitions and business combinations
- 2020 3Q production of 16,959 Boe/d (54% oil, 79% liquids)(1)

Market Statistics(2)

($ in millions, except share price)	
Class A Common Stock (MM)	30.2
Class B Common Stock (MM)	35.0
Total Common Stock Outstanding (MM)	**65.2**
Stock Price (as of 11/2/20)	$2.56
Market Capitalization	**$167.0**
Plus: Total Debt (as of 9/30/20)	$130.0
Less: Cash (as of 9/30/20)	(5.3)
Enterprise Value	$291.7

Production Summary(1)

3Q20 Net Sales Volumes: 16,959 Boe/d



Eagle Ford 1,566
Midland Basin 15,393

Midland Basin Asset Overview



ANDREWS
MARTIN
HOWARD
EASTERN SHELF
CENTRAL BASIN PLATFORM
ECTOR
MIDLAND
GLASSCOCK
STERLING
TOM GREEN
CRANE
UPTON
REAGAN
IRION
CROCKETT
ESTE Operated
ESTE Non-Operated

(1) Reflects reported sales volumes
(2) Class A and Class B Common Stock outstanding as of 10/29/20. Total debt and cash as of 9/30/20.

Midland Basin Growth Story - But Growth on Pause

- Since entering the Midland Basin in 2016, Earthstone has substantially increased production and decreased operating expenses, which has resulted in increased Adjusted EBITDAX, while also maintaining low leverage and preserving financial flexibility
- Well positioned to resume profitable growth through economic drilling program in constructive commodity price environment
- Completing 6 drilled but uncompleted wells in 4Q 2020 and 5 wells in 1Q 2021

Average Daily Production (Boe/d)(1)



Voluntarily curtailed ~60% of production in May
20,000
15,000
10,000
5,000
0
4,002
1,180
7,869
4,696
9,937
7,999
13,429
11,846
15,767
13,515
13,555
12,356
16,959
15,393
FY16A
FY17A
FY18A
FY19A
1Q20A
2Q20A
3Q20A
Midland Basin
Other

Adjusted EBITDAX ($MM)



$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
$18.7
$60.6
$97.0
$146.3
$152.8
$159.4
$145.6
FY16A
FY17A
FY18A
FY19A
1Q20A Annual.
2Q20A Annual.
3Q20A Annual.

Lease Operating Expense and Cash G&A(2) ($/Boe)



60% Decrease
$20.00
$15.00
$10.00
$5.00
$0.00
$16.72
$6.43
$10.29
$13.97
$7.13
$6.84
$11.47
$5.81
$5.66
$9.72
$3.87
$5.85
$9.60
$3.09
$6.51
$7.87
$3.34
$4.53
$6.69
$2.18
$4.51
FY16A
FY17A
FY18A
FY19A
1Q20A
2Q20A
3Q20A
Lease Operating Expenses ($/Boe)
Cash G&A ($/Boe)

Debt / LTM EBITDAX



1.6x
1.2x
0.8x
0.4x
-
0.9x
0.4x
0.8x
1.2x
1.0x
1.1x
0.8x
YE16A
YE17A
YE18A
YE19A
1Q20A
2Q20A
3Q20A

(1) Represents reported sales volumes
(2) Excludes stock-based compensation

Low Cost Production Generates Leading Cash Margins

1H20 All-in Cash Costs ($/Boe) (1)



$40.00
$30.00
$20.00
$10.00
$0.00
ESTE 1H / 3Q: $11.62 / $9.18
Large-Cap (2) Avg: $10.37
SMid-Cap (2) Avg: $14.02
$11.62
$9.18
$9.15
$10.18
$11.77
$9.26
$9.99
$10.59
$13.80
$13.81
$15.09
$15.32
$15.76
$22.58
ESTE 1H20
ESTE 3Q20
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
LOE (incl Workovers)
Ad Val. & Prod. Taxes
Transportation
Cash G&A
Interest Expense

1H20 All-in Cash Margin ($/Boe) (1)



$45.00
$30.00
$15.00
$0.00
ESTE 1H / 3Q: $28.07 / $22.58
Large-Cap (2) Avg: $19.60
SMid-Cap (2) Avg: $14.40
$28.07
$22.58
$18.12
$18.18
$22.51
$7.41
$7.78
$12.12
$12.53
$14.09
$17.13
$17.62
$18.11
$22.81
ESTE 1H20
ESTE 3Q20
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

(1) All-in cash margin calculated on a per Boe basis as revenues after realized hedge impact less all-in cash costs, which consists of LOE, ad valorem and production taxes, transportation expense, cash G&A expense and interest expense. Excludes impact of income taxes. Cash G&A and interest expense includes expensing of capitalized cash G&A and capitalized interest expense, respectively. Companies that capitalized a portion of their cash G&A and/or interest expense include CDEV, CPE, CXO, FANG, MTDR, and XEC
(2) Large-Cap includes: CXO, FANG, PXD. SMid-Cap includes: CDEV, CPE, LPI, MTDR, PE, REI, SM, WPX, and XEC

Leading Leverage Metrics but Undervalued Equity Trading

1H20 Total Debt / Annualized EBITDAX



8.0x
6.0x
4.0x
2.0x
-
ESTE 1H / 3Q: 1.1x / 0.9x
Large-Cap (1) Avg: 1.7x
SMid-Cap (1) Avg: 3.1x
1.1x
0.9x
0.9x
1.4x
2.7x
2.1x
2.1x
2.3x
2.5x
2.6x
3.5x
4.0x
4.5x
4.5x
ESTE 1H20
ESTE 3Q20
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Enterprise Value to 2020E EBITDAX



15.0x
12.0x
9.0x
6.0x
3.0x
-
ESTE: 2.1x
Large-Cap (1) Avg: 5.6x
SMid-Cap (1) Avg: 4.7x
2.1x
4.3x
5.3x
7.1x
2.7x
2.8x
3.8x
5.1x
5.2x
5.4x
5.6x
5.7x
5.7x
ESTE
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Source: Factset, Wall Street research. Market Data as of 11/2/20. ESTE debt and cash balance as of 9/30/20.
(1) Large-Cap includes: CXO, FANG, PXD. SMid-Cap includes: CDEV, CPE, LPI, MTDR, PE, REI, SM, WPX, and XEC

Continuous Focus on Operational Improvement

- A continued focus on driving down costs and increased efficiencies achieved by developing larger pads and driving down drilling and completion days

Actual Drilling, Completions & Equip. Cost ($/Lat Ft.) (1)



$1,500
$1,200
$900
$600
$300
$0
Includes 1Q20 actual drilling costs and estimated 4Q20 completion costs
$926
$1,008
$845
$767
$697
2H17
FY18
FY19
1Q20
4Q20E

Average Number of Wells Per Pad



6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.7
1.8
2.4
4.0 - 5.0
FY17
FY18
FY19
Future Pad Size (2)

All-in Frac Costs per Stage ($/Stage)



$100,000
$75,000
$50,000
$25,000
$0
$80,854
$77,167
$61,884
$56,600
$50,308
$37,000
26% Decrease
1H18
2H18
1H19
2H19
1Q20
4Q20E (2)

Spud to Rig Release Days per 1,000' (1)(3)



3.0
2.0
1.0
0.0
2.6
2.0
2.0
1.9
2H17
FY18
FY19
1Q20

(1) Excludes wells that required additional casing string or pilot well test. Includes operated Midland Basin wells only
(2) Based on estimates
(3) Spud to rig release days = average spud to rig release days / (average completed lateral foot / 1000)

Highly Focused Environmental Stewardship

Key Environmental Priorities Focus on Responsible Operatorship

- ✓ Installation of Vapor Recovery Units ("VRUs") in conjunction with tank battery construction minimizes air emissions
- ✓ Target Zero Flaring: Connect natural gas pipelines ahead of flowback and first production negates need for flaring
- ✓ Started implementation of Leak Detection & Repair ("LDAR") program in 2019 to further minimize air emissions
- ✓ Seek to increase Midland Basin oil on pipelines from the wellhead from 13% of production in 2019 to ~42% of production in 2020
- ✓ Plan for 100% of water disposal on pipeline in the Midland Basin to reduce truck hauls, which, in turn, reduces CO2 emissions

At Earthstone, maintaining environmentally sustainable business practices is a top priority

Asset Overview

Areas of Operations

Total (1)	
Total Proved Reserves (Mmboe)	94.3
% Proved Developed	33%
% Oil	56%
Total Proved PV-10 ($mm)	$820
3Q20 Net Production (Boe/d)[2]	16,959
Gross Producing Wells[3]	354
Net Acres[3]	43,600
Gross Drilling Locations[3]	512



Midland Basin (1)	
Total Proved Reserves (Mmboe)	89.5
% Proved Developed	30%
% Oil	54%
Total Proved PV-10 ($mm)	$725
3Q20 Net Production (Boe/d)[2]	15,393
Gross Producing Wells[3]	230
Net Acres[3]	29,100
Gross Drilling Locations[3]	450

Eagle Ford (1)	
Total Proved Reserves (Mmboe)	4.8
% Proved Developed	100%
% Oil	85%
Total Proved PV-10 ($mm)	$95
3Q20 Net Production (Boe/d)[2]	1,566
Gross Producing Wells[3]	124
Net Acres[3]	14,500
Gross Drilling Locations[3]	62

(1) Reserves and PV10 based on SEC 12/31/19 Cawley, Gillespie & Associates, Inc. reserve report
(2) Represents reported sales volumes
(3) As of 12/31/19

Financial Overview

Capital Budget, Guidance and Liquidity

ESTE 2020 Capital Budget

($ in millions)		Gross / Net Operated Wells Drilled and Awaiting Completion	Gross / Net Operated Wells On Line	Net Non-Op Wells On Line
Drilling and Completion	$60 - $65	5 / 3.7	9 / 9.0	3.1
Land / Infrastructure	$5			
Total	$65 - $70			

2020 FY Guidance

2020 Average Daily Production (Boepd)	14,000	-	14,500
% Oil	58%	-	59%
% Liquids	79%	-	80%
2020 Operating Costs			
Lease Operating Expense ($/Boe)	$5.25	-	$5.50
Production and Ad Valorem Taxes (% of Revenue)	6.25%	-	7.25%
2020 Cash G&A ($mm)	$15.5	-	$16.5

2020 Capital Budget Breakdown(1)


7%
93%
Drilling and Completion
Land / Infrastructure

Liquidity (9/30/2020)

($mm)	9/30/2020
Cash (2)	$5.3
Revolver Borrowings (2)	130.0
Total Debt	**$130.0**
Revolver Borrowing Base	240.0
Less: Revolver Borrowings (2)	(130.0)
Plus: Cash (2)	5.3
Liquidity	**$115.3**

Note: Guidance is forward-looking information that is subject to considerable change and numerous risks and uncertainties, many of which are beyond Earthstone's control. See "Forward-Looking Statements"
(1) Reflects midpoint of FY2020E Guidance
(2) Cash and revolver borrowings at 9/30/20

Oil and Gas Hedges Summary - 100% Swaps (as of 9/30/20)

Oil Production Hedges - 100% Swaps			
Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl
4Q 2020	552,000	6,000	$60.65
FY 2021	1,460,000	4,000	$55.16

WTI Midland Argus Crude Basis Swaps			
Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Differential)
4Q 2020	598,000	6,500	($1.50)
FY 2021	1,825,000	5,000	$1.05

MEH Crude Oil Basis Swaps			
Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Differential)
4Q 2020	92,000	1,000	$2.55

NYMEX CMA Roll			
Period	Volume (Bbls)	Volume (Bbls/d)	$/Bbl (Differential)
4Q 2020	552,000	6,000	($1.79)

Gas Production Hedges - 100% Swaps			
Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu
4Q 2020	644,000	7,000	$2.850
FY 2021	4,380,000	12,000	$2.763

WAHA Differential Basis Swaps			
Period	Volume (MMBtu)	Volume (MMBtu/d)	$/MMBtu
4Q 2020	644,000	7,000	($1.065)
FY 2021	4,380,000	12,000	($0.453)

Oil Production Swaps(1)

(Volumes in Bbls/d)



15,000
10,000
5,000
0
6,000
7,500
4,000
5,000
4Q20
FY21
Oil Swaps
Crude Basis Swaps

Gas Production Swaps

(Volumes in MMBtu/d)



15,000
10,000
5,000
0
7,000
7,000
12,000
12,000
4Q20
FY21
Gas Swaps
WAHA Basis Swaps

ESTE hedge book mark-to-market value (as of 9/30/20): ~$28mm

(1) Crude basis swaps reflect Midland Argus and MEH crude basis swaps

Analyst Coverage

Firm	Analyst Contact Info
Alliance Global Partners	Andrew Bond / 203-577-5427 / abond@allianceg.com
Coker Palmer	Noel Parks / 215-913-7320 / parks@cokerpalmer.com
Johnson Rice	Dun McIntosh / 504-584-1217 / dun@jrco.com
Northland	Jeff Grampp / 949-600-4150 / jgrampp@northlandcapitalmarkets.com
RBC	Brad Heffern / 512-708-6311 / brad.heffern@rbccm.com
Roth	John White / 949-720-7115 / jwhite@roth.com
Stephens	Gail Nicholson / 301-904-7466 / gail.nicholson@stephens.com
Truist	Neal Dingmann / 713-247-9000 / neal.dingmann@truist.com
Wells Fargo	Tom Hughes / 212-214-5022 / thomas.hughes@wellsfargo.com

Contact Information

Mark Lumpkin, Jr.	EVP, Chief Financial Officer
Scott Thelander	Vice President of Finance

Corporate Offices

Houston	1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246
Midland	600 N. Marienfeld | Suite 1000 | Midland, TX 79701 | (432) 686-1100
Website	www.earthstoneenergy.com

Appendix

Differentiated, Balanced Inventory in Midland Basin

Midland Basin Overview

- Contiguous acreage positions provide significant development advantage
- Long lateral development increases capital efficiency
- Over 90% of Midland horizontal locations have laterals of ~7,500 feet or greater
- Additional upside from:
  - Middle Spraberry
  - Jo Mill
  - Additional Lower Spraberry Targets
  - Additional benches in Wolfcamp B
  - Wolfcamp D
- Actively pursuing acreage and acquisition bolt-on opportunities to increase lateral lengths and ownership
- Near-term drilling focused in the Wolfcamp A and the Wolfcamp B based on positive offset results, but we are optimistic about the upside potential in other zones

Gross Locations by Lateral Length and Target

Target	Gross Locations by Lateral Length 5,000' - 7,500'	7,500' - 10,000'	10,000'+	Total	% Total
Wolfcamp A	7	47	67	121	27%
Wolfcamp B Upper	11	16	68	95	21%
Wolfcamp B Lower	9	46	54	109	24%
All Other Targets	1	37	87	125	28%
Total Gross Locations	**28**	**146**	**276**	**450**	**100%**
Total Net Locations	**23**	**103**	**146**	**273**	
% Total (Gross)	*6%*	*32%*	*61%*	*100%*	

Midland Basin Locations by Op / Non-Op

	Gross Locations	Net Locations	Average LL	Average WI	% of Gross Locations in WC A+B
Operated	269	221	8,773	82%	80%
Non-Operated	181	51	9,446	28%	60%
Total	**450**	**273**	**9,044**	**61%**	**72%**

Note: Gross location count includes only economic locations in 12/31/19 CGA reserve report

Reconciliation of Non-GAAP Financial Measure - Adjusted EBITDAX

Earthstone uses Adjusted EBITDAX, a financial measure that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by Earthstone's management team and external users of its financial statements, such as industry analysts, investors, lenders and rating agencies. Earthstone's management team believes Adjusted EBITDAX is useful because it allows Earthstone to more effectively evaluate its operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure.

Earthstone defines Adjusted EBITDAX as net (loss) income plus, when applicable, (gain) loss on sale of oil and gas properties, net; accretion of asset retirement obligations; impairment expense; depletion, depreciation and amortization; transaction costs; interest expense, net; rig termination expense; exploration expense; unrealized loss (gain) on derivative contracts; stock based compensation (non-cash); and income tax expense (benefit). Earthstone excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within their industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net (loss) income as determined in accordance with GAAP or as an indicator of Earthstone's operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. Earthstone's computation of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies or to similar measures in Earthstone's revolving credit facility.

The following table provides a reconciliation of Net (loss) income to Adjusted EBITDAX for:

3Q 2020 Adjusted EBITDAX ($ in 000s)

	3Q 20
Net (loss) income	($11,858)
Accretion of asset retirement obligations	$47
Depreciation, depletion and amortization	$28,538
Impairment expense	$2,115
Interest expense, net	$1,186
Transaction costs	($705)
Loss (gain) on sale of oil and gas properties	$0
Exploration expense	$0
Unrealized loss (gain) on derivative contracts	$14,543
Stock based compensation (non-cash) [(1)]	$2,403
Income tax expense (benefit)	$130
Adjusted EBITDAX	$36,399

FY 2019 Adjusted EBITDAX ($ in 000s)

	FY 19
Net (loss) income	$1,580
Accretion of asset retirement obligations	$214
Depreciation, depletion and amortization	$69,243
Impairment expense	$0
Interest expense, net	$6,566
Transaction costs	$1,077
Loss (gain) on sale of oil and gas properties	($3,222)
Exploration expense	$653
Unrealized loss (gain) on derivative contracts	$59,849
Stock based compensation (non-cash) [(1)]	$8,648
Income tax expense (benefit)	$1,665
Adjusted EBITDAX	$146,273

(1) Included in General and administrative expense in the Consolidated Statements of Operations

Reserves Summary and PV-10 (Non-GAAP Financial Measure)

Earthstone's proved reserves as of December 31, 2019 were independently estimated by Cawley, Gillespie & Associates, Inc. ("CGA"), independent petroleum engineers, utilizing SEC prescribed oil and gas prices of $55.69/bbl and $2.578/mmbtu, respectively, calculated for December 31, 2019. SEC prices net of differentials were $52.60/bbl and $0.91/Mcf for oil and gas, respectively.

Year-End 2019 SEC Proved Reserves

Reserves Category	Oil (Mbbls)	Gas (MMcf)	NGL (Mbbls)	Total (Mboe)	PV-10 ($ in thousands)
Proved Developed	18,220	35,120	7,447	31,521	$448,533
Proved Undeveloped	34,430	72,870	16,241	62,815	$371,459
Total	**52,650**	**107,990**	**23,688**	**94,336**	**$819,992**

PV-10 is a non-GAAP measure that differs from a measure under GAAP known as "standardized measure of discounted future net cash flows" in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.

The table below provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows (in thousands):

Reconciliation of PV-10	
Present value of estimated future net revenues (PV-10)	$819,992
Future income taxes, discounted at 10%	($30,415)
Standardized measure of discounted future net cash flows	**$789,577**

Non-GAAP Financial Measure - Free Cash Flow

Free Cash Flow is a non-GAAP financial measure that we use as an indicator of our ability to fund our development activities. We define Free Cash Flow as Adjusted EBITDAX (defined above), less interest expense, less accrual-based capital expenditures.

Management believes that Free Cash Flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

Reconciliation of Free Cash Flow ($ in 000s)	
	3Q20
Adjusted EBITDAX	$36,399
Interest expense, net	(1,186)
Capital expenditures (accrual basis)	(1,378)
Free Cash Flow	**$33,835**